LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


COLLECTION PERIOD:                  APRIL 1-30, 2004                               PAYMENT DATE:   MAY 17 2004
Determination Date:                 May 11 2004                                    Report Branch:  2041


------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%
Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer Participation)
      of Remaining Portfolio                           10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01


------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                294,554,489.88    199,524,187.81   92,000,000.00    3,030,302.06
Total Note Balance                                289,976,241.30    197,976,241.30   92,000,000.00

EOP:
Number of Current Month Closed Contracts                     299
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 15,850
Total Pool Balance - EOP                          285,750,358.34    190,720,056.26   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          279,714,131.58    187,714,131.58   92,000,000.00

Class Collateral Pool Factors                         0.93238044        0.90247179      1.00000000

Weighted Average APR of Remaining Portfolio            10.05582%
Weighted Average Monthly Dealer Participation
     Fee Rate                                           0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio      10.05582%
Weighted Average Remaining Term                            63.23
Weighted Average Original Term                             68.10

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                    CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:              Principal                                                   3,967,704.67
                               Interest                                                    2,477,472.87
Early Payoffs:                 Principal Collected                                         4,672,869.88
                               Early Payoff Excess Servicing Compensation                        109.49
                               Early Payoff Principal Net of Rule of 78s Adj.              4,672,760.39          287
                               Interest                                                       43,448.53
Liquidated Receivable:         Principal Collected                                           107,778.42
                               Liquidated Receivable Excess Servicing Compensation                 0.00
                               Liquidated Receivable Principal Net of Rule of 78s Adj.       107,778.42           12
                               Interest                                                          550.82
Purchase Amount:               Principal                                                           0.00            0
                               Interest                                                            0.00
                                  Total Principal                                          8,748,243.48
                                  Total Interest                                           2,521,472.22
                               Total Principal and Interest                               11,269,715.70
Recoveries                                                                                     3,763.43
Excess Servicing Compensation                                                                    109.49
Late Fees & Miscellaneous Fees                                                                33,239.13
Collection Account Customer Cash                                                          11,306,827.75
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                           7,136.60
Available Funds                                                                           11,313,964.35

------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION                                                                                 AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
                                                                                          11,313,964.35
Monthly Dealer Participation Fee                                                 0.00     11,313,964.35           0.00
Prior Unpaid Dealer Participation Fee                                            0.00     11,313,964.35
Servicing Fees:                        Current Month Servicing Fee         429,558.63
                                       Prior Period Unpaid Servicing Fee         0.00
                                       Late Fees & Miscellaneous Fees       33,239.13
                                       Excess Servicing Compensation           109.49
                                                Total Servicing Fees:      462,907.25     10,851,057.10           0.00
Indenture Trustee Fee                                                          845.76     10,850,211.34           0.00
Custodian Fee                                                                4,909.24     10,845,302.10           0.00
Backup Servicer Fee                                                          5,277.43     10,840,024.67           0.00
Prior Unpaid Indenture Trustee Fee                                               0.00     10,840,024.67           0.00
Prior Unpaid Custodian Fee                                                       0.00     10,840,024.67           0.00
Prior Unpaid Backup Servicer Fee                                                 0.00     10,840,024.67           0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION     SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:             Current Month                       247,965.24      10,592,059.43          0.00
                                     Prior Carryover Shortfall                 0.00      10,592,059.43
Class A-2 Note Interest:             Current Month                       217,810.00      10,374,249.43          0.00
                                     Prior Carryover Shortfall                 0.00      10,374,249.43
Principal Payment Amount:            Current Month                     4,225,882.96       6,148,366.47          0.00
                                     Prior Carryover Shortfall                 0.00       6,148,366.47
Certificate Insurer:                 Reimbursement Obligations                 0.00       6,148,366.47          0.00
                                     Premium                              81,583.80       6,066,782.67          0.00
Class C Interest Payment Amount      Current Month                        34,090.91       6,032,691.76          0.00
                                     Prior Carryover Shortfall                 0.00       6,032,691.76          0.00
Supplemental Enhancement Account     Reimbursement                             0.00       6,032,691.76          0.00
Expenses:                            Trust Collateral Agent                    0.00       6,032,691.76          0.00
                                     Indenture Trustee                         0.00       6,032,691.76          0.00
                                     Backup Servicer                           0.00       6,032,691.76          0.00
                                     Custodian                                 0.00       6,032,691.76          0.00
Distribution to (from) the Spread Account                              6,032,691.76               0.00
Distribution (from) the Supplemental Enhancement Account                       0.00               0.00

------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance         Units
     BOP Liquidated Receivable Principal Balance          163,666.49                  0.00          0.00
     Cram Down Loss                                             0.00                  0.00          0.00
     Liquidation Principal Proceeds                       107,778.42
     Principal Loss                                        55,888.07
     Prior Month Cumulative Principal Loss LTD                  0.00
     Cumulative Principal Loss LTD                         55,888.07                  0.00          0.00

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS         AMOUNT                BALANCE
     Current                              13,770        253,179,186.73            88.60%
     1-29 Days                             2,003         31,756,479.74            11.11%
     30-59 Days                               64            633,491.48             0.22%
     60-89 Days                               13            181,200.39             0.06%
     90-119 Days                               0                   -               0.00%
     120 Days or More                          0                   -               0.00%
                              Total       15,850        285,750,358.34           100.00%

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.13332%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.04%      2.02%             NO              2.31%            NO
Cumulative Loss Rate                       0.02%      1.01%             NO              1.27%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                                  CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                  # OF CONTRACTS           AMOUNT *                                    # OF CONTRACTS    AMOUNT *
Prior Month Inventory                    0                     0.00            Prior Month Inventory          0                0
Repurchased                              0                     0.00                      Repurchased          0                0
Adjusted Prior Month Inventory           0                     0.00   Adjusted Prior Month Inventory          0                0
Current Month Repos                      9               131,359.20              Current Month Repos          1           19,136
Repos Actually Liquidated                0                     0.00     Repos from Trust Liquidation          0                0
Repos Liquidated at 60+ or 150+          0                     0.00        Repos Actually Liquidated          1           19,136
Dealer Payoff                            0                     0.00                    Dealer Payoff          0                0
Redeemed/Cured                           1                     0.00                   Redeemed/Cured          0                0
Purchased Repos                          0                     0.00                  Purchased Repos          0                0
Current Month Inventory                  8               131,359.20          Current Month Inventory          0                0


* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS         AMOUNT
Current Month Balance                      12            163,666.49
Cumulative Balance                         12            163,666.49
Current Month Proceeds                                   108,329.24
Cumulative Proceeds                                      108,329.24
Current Month Recoveries                                   3,763.43
Cumulative Recoveries                                      3,763.43


                                              RECEIVABLES LIQUIDATED AT 150 OR
                                              MORE DAYS DELINQUENT, 60 OR MORE
                                              DAYS PAST THE DATE AVAILABLE FOR          CUMULATIVE RECEIVABLE
                                              SALE AND BY ELECTION:                     LIQUIDATED AT 150+ AND 60+:
                                                   Balance          Units                   Balance      Units
Prior Month                                           0.00              0                      0.00          0
Current Trust Liquidation Balance                     0.00              0                      0.00          0
Current Monthly Principal Payments                    0.00
Reopened Loan Due to NSF                          8,565.06              1
Current Repurchases                                   0.00              0
Current Recovery Sale Proceeds                        0.00              0
Deficiency Balance of Sold Vehicles                   0.00
EOP                                               8,565.06              1                      0.00          0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
     SPREAD ACCOUNT RECONCILIATION
                                                                                          REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         6,032,691.76
Investment Income                                                         3,535.00
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    10,581,681.29

Spread Account Release Amount                                         6,036,226.76

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 6,036,226.76
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      5,302.80
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (5,302.80)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                               0.00

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                          6,036,226.76

Current Month Total Enhancement Amount                               17,399,863.09                 6.09%

Required Total Enhancement Amount                                    28,575,035.83                10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------------------------
       UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT      UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT
             3              1.01%                1.27%                 3                2.02%              2.31%
             6              2.02%                2.33%                 6                4.03%              4.23%
             9              2.52%                2.96%                 9                4.79%              5.39%
            12              4.03%                4.23%                12                7.57%              7.69%
            15              4.58%                4.81%                15                8.71%              8.75%
            18              5.50%                5.77%                18               11.00%             10.49%
            21              6.00%                6.73%                21               11.54%             12.24%
            24              6.65%                7.31%                24               12.08%             13.28%
            27              7.07%                7.89%                27               12.86%             14.34%
            30              7.71%                8.46%                30               14.02%             15.38%
            33              8.14%                9.04%                33               14.80%             16.44%
            36              8.57%                9.42%                36               15.58%             17.14%
            39              8.79%                9.61%                39               15.98%             17.48%
            42              9.00%               10.00%                42               16.36%             18.18%
            45              9.00%               10.00%                45               16.36%             18.18%
            48              9.00%               10.00%                48               16.36%             18.18%
            51              9.00%               10.00%                51               16.36%             18.18%
            54              9.00%               10.00%                54               16.36%             18.18%
            57              9.00%               10.00%                57               16.36%             18.18%
            60              9.00%               10.00%                60               16.36%             18.18%
            63              9.00%               10.00%                63               16.36%             18.18%
            66              9.00%               10.00%                66               16.36%             18.18%
            69              9.00%               10.00%                69               16.36%             18.18%
            72              9.00%               10.00%                72               16.36%             18.18%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
     Up to Month             Trigger Event      Event of Default
         12                     6.00%                 8.00%
         24                     7.00%                 9.00%
         72                     8.00%                10.00%
--------------------------------------------------------------------------------



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of April 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.





/s/ Maureen E. Morley
---------------------
Maureen E. Morley
Vice President and Controller